SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) SEPTEMBER 23, 2004

                       CRYSTALIX GROUP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                   0-29781             65-0142472
 (State or other jurisdiction of    (Commission          (IRS Employer
         incorporation)             File Number)       Identification No.)

         5275 SOUTH ARVILLE STREET, SUITE B-116, LAS VEGAS, NEVADA 89118
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 740-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2004, Crystalix Group International, Inc. ("Crystalix") executed and delivered to CMKXTREME.COM a convertible promissory note in the principal amount of $2,000,000 and a seven-year warrant to purchase 2,500,000 shares of common stock at $0.08 per share. The note is unsecured, accrues interest at 10% per annum, is due October 1, 2007, and requires monthly principal payments of $83,333 and accrued interest beginning November 1, 2004. The note is convertible as to any payment when due, as to all or any portion of the note upon the sale of 51% or more of Crystalix's outstanding common stock or sale of all of Crystalix's assets, or as to a portion of the note not to exceed $1,000,000 upon an event of default. The conversion price is the lesser of the average closing price of the common stock for the five business days immediately preceding the notice of conversion or $0.08. There is no relationship between Crystalix and CMKXTREME.COM, other than in respect of the transaction described above.

Crystalix will use the proceeds from the financing for working capital.

Crystalix has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the note and the shares issuable upon exercise of the warrant.

This summary description of the financing described by the documents does not purport to be complete and is qualified in its entirety by reference to the documents that are filed as Exhibits hereto.


ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

See the disclosure in Item 1.01 above.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                             DOCUMENT

   10.1        Convertible Promissory Note to CMKXTREME.COM dated September 23,
               2004

   10.2        Warrant to Purchase Common Stock issued to CMKXTREME.COM

   10.3        Registration Rights Agreement with CMKXTREME.COM



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRYSTALIX GROUP INTERNATIONAL, INC.


September 29, 2004                     By:  /s/ ROBERT J. McDERMOTT
                                          --------------------------------------
                                          Robert J. McDermott
                                          Chief Financial Officer



















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